UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 23, 2025

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 West 18th Street, 7th Floor, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

675 Avenue of the Americas, 6th Floor, New York, New York, 10010

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WGHTQ	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously reported, on May 6, 2025, WW International, Inc. (the “Company” or “we”) and its subsidiaries WW North America Holdings, LLC, WW Canada Holdco, Inc., WW.com, LLC, W Holdco, Inc., WW Health Solutions, Inc., Weekend Health, Inc. and WW NewCo, Inc. (together with the Company, the “Company Parties”) filed voluntary petitions (the “Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the District of Delaware (the “Court”) to implement a prepackaged chapter 11 plan of reorganization that effectuates a financial restructuring of the Company’s secured debt (the “Financial Reorganization”). Subsequently, on May 30, 2025, the Company Parties filed with the Court the First Amended Joint Prepackaged Plan of Reorganization of WW International, Inc. and its Debtor Affiliates, Docket No. 143 (as supplemented, the “Plan”). As previously reported, on June 17, 2025, the Court entered an order confirming the Plan (the “Confirmation Order”). The Chapter 11 Cases are being administered under the caption In re WW International, Inc., et al., Case No. 25-10829. Capitalized terms used but not otherwise defined herein have the meanings given to them in the Plan.

On June 24, 2025 (the “Effective Date”), the conditions precedent to the effectiveness of the Plan were satisfied or waived, the Plan became effective and the Company Parties emerged from the Chapter 11 Cases.

Copies of the Confirmation Order and the First Amended Joint Prepackaged Plan of Reorganization of WW International, Inc. and its Debtor Affiliates are attached as Exhibit 2.1 and Exhibit 2.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 1.01. Entry into a Material Definitive Agreement.

In connection with the Plan, the Company entered into the Senior Secured Credit Agreement (as defined below) described below.

Senior Secured Credit Agreement

On the Effective Date, the Company, as borrower, the lenders party thereto and Wilmington Savings Fund Society, FSB (“WSFS”), as administrative agent, entered into a senior secured credit agreement (the “Senior Secured Credit Agreement”). The Senior Secured Credit Agreement provides for $465.0 million in aggregate principal amount of senior secured term loans maturing on June 24, 2030 (the “New Term Loan Facility”).

All obligations under the Senior Secured Credit Agreement are guaranteed by, subject to certain exceptions, each of the Company’s current and future material subsidiaries. All obligations under the Senior Secured Credit Agreement, and the guarantees of those obligations, are or will be secured by substantially all of the assets of the Company and each guarantor organized in the United States, the United Kingdom and the Netherlands (each, a “Secured Guarantor”) (subject to certain exceptions), including:

•	a pledge of 100% of the equity interests directly held by the Company and each Secured Guarantor in any subsidiary of the Company or any Secured Guarantor, subject to certain exceptions; and

•	a security interest in substantially all other tangible and intangible assets of the Company and each Secured Guarantor, subject to certain exceptions.

The New Term Loan Facility will require the Company to prepay outstanding term loans, subject to certain exceptions, with:

•

100% of the unrestricted cash held by the Company and its subsidiaries in excess of $100.0 million (which shall be calculated based on the average of the last 10 calendar days of the first fiscal quarter of each year), subject to certain qualifications, to be paid on the first anniversary of the Effective Date and annually each year thereafter;

•

100% of the net cash proceeds of certain asset sales by the Company and its subsidiaries (including casualty and condemnation events, subject to de minimis thresholds), and subject to the right to reinvest 100% of such proceeds, subject to certain qualifications; and

•	100% of the net cash proceeds of any issuance or incurrence of debt by the Company or any of its subsidiaries, other than certain debt permitted under the Senior Secured Credit Agreement.

All prepayments of the principal balance of outstanding loans under the New Term Loan Facility are subject to (1) customary “breakage” costs with respect to Term SOFR (as defined in the Senior Secured Credit Agreement) loans under the New Term Loan Facility and (2) other than mandatory prepayments of excess unrestricted cash as described above, a prepayment premium of, (a) for the first eighteen months following the Effective Date, 2.00% of the aggregate principal amount of prepayments or refinancings of the New Term Loan Facility in excess of $200.0 million, (b) from the eighteen-month anniversary of the Effective Date to the second anniversary of the Effective Date, 2.00% of the aggregate principal amount of prepayments or refinancings of the New Term Loan Facility, and (c) from the second anniversary of the Effective Date to the third anniversary of the Effective Date, 1.00% of the aggregate principal amount of prepayments or refinancings of the New Term Loan Facility.

Borrowings under the New Term Loan Facility will bear interest at a rate per annum equal to, at the Company’s option, either (1) the sum of (x) a base rate determined by reference to the highest of (a) 0.50% per annum plus the Federal Funds Effective Rate (as defined in the Senior Secured Credit Agreement) as determined by the Federal Reserve Bank of New York, (b) the prime rate announced by WSFS and (c) Term SOFR plus 1.00% plus (y) 5.80% per annum; provided that such rate is not lower than a floor of 1.50% or (2) the sum of (x) Term SOFR plus (y) 6.80% per annum, provided that Term SOFR is not lower than a floor of 0.50%.

The Senior Secured Credit Agreement contains other customary terms, including (1) representations, warranties and affirmative covenants, (2) negative covenants, including limitations on indebtedness, liens, mergers, acquisitions, asset sales, investments, distributions, prepayments of subordinated debt, amendments of material agreements governing subordinated indebtedness, changes to lines of business and transactions with affiliates, in each case subject to baskets, thresholds and other exceptions, the availability of certain of which are subject to compliance with certain financial ratios, and (3) customary events of default.

The foregoing description of the Senior Secured Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Senior Secured Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated by reference herein.

Item 1.02. Termination of a Material Definitive Agreement.

Prepetition Credit Facility

On April 13, 2021, the Company, as borrower, the lenders party thereto and Bank of America, N.A., as administrative agent and an issuing bank, entered into a credit agreement (the “Prepetition Credit Agreement”). The Prepetition Credit Agreement provided for senior secured financing of $1,175.0 million in the aggregate, consisting of (1) $1,000.0 million in aggregate principal amount of senior secured tranche B term loans maturing on April 13, 2028 (the “Prepetition Term Loan Facility”) and (2) a $175.0 million senior secured revolving credit facility (which included borrowing capacity available for letters of credit) maturing on April 23, 2026 (the “Prepetition Revolving Credit Facility” and, together with the Prepetition Term Loan Facility, the “Prepetition Credit Facilities”). The material terms of the Prepetition Credit Agreement were previously described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on April 13, 2021 and are incorporated by reference herein. On the Effective Date, pursuant to the Plan, all outstanding obligations under the Prepetition Credit Facilities and the Prepetition Credit Agreement were discharged and the liens and mortgages related thereto were released. At termination, approximately $1,116.0 million in aggregate principal amount remained outstanding under the Prepetition Credit Facilities.

Senior Secured Notes

On April 13, 2021, the Company issued $500.0 million in aggregate principal amount of its 4.500% Senior Secured Notes due 2029 (the “Notes”). The Notes were issued pursuant to an indenture, dated as of April 13, 2021 (the “Indenture”), among the Company, the guarantors named therein and The Bank of New York Mellon, as trustee and notes collateral agent. The material terms of the Notes and the Indenture were previously described in the Company’s Current Report on Form 8-K filed with the SEC on April 13, 2021 and are incorporated by reference herein. On the Effective Date, pursuant to the Plan, all outstanding obligations under the Notes and the Indenture were discharged and the liens and mortgages related thereto were released. At termination, $500.0 million in aggregate principal amount of the Notes remained outstanding.

Cancellation of Prior Equity Securities

In accordance with the Plan, on the Effective Date, all equity securities in the Company outstanding prior to the Effective Date, including the Company’s common stock, no par value (the “Old Common Stock”), were canceled, released, and extinguished, and are of no further force or effect without any need for a holder of Old Common Stock to take further action with respect thereto. All restricted stock units, performance stock units and options (but not including any out-of-the-money options, which were deemed cancelled) issued by the Company pursuant to a prepetition employee incentive or other similar plan were deemed fully vested (at target level with respect to performance stock units) on the Effective Date. Furthermore, all of the Company’s equity award agreements under any incentive plan were extinguished, canceled, and discharged and have no further force or effect.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K relating to the Senior Secured Credit Agreement is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

On the Effective Date, in connection with the Company’s emergence from the Chapter 11 Cases, the Company issued an aggregate of 10,000,000 shares of common stock, no par value per share (the “Common Stock”). In accordance with the terms of the Plan, the Company distributed or will distribute a total of (i) 9,100,000 shares of Common Stock to the holders of Allowed First Lien Claims and (ii) 900,000 shares of Common Stock to the holders of Existing Equity Interests.

The issuance of the shares of Common Stock was exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 1145 of the Bankruptcy Code (which generally exempts from such registration requirements the issuance of securities under a plan of reorganization).

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and Items 1.01, 1.02 (under the subheading “Cancellation of Prior Equity Securities”), 3.02 and 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

On the Effective Date, all previously issued and outstanding equity interests in the Company were cancelled and extinguished. Pursuant to the Plan, the holders of Allowed First Lien Claims received 91% of the shares of the Common Stock.

The information set forth in Item 3.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

Pursuant to the terms of the Plan, on the Effective Date, Steven M. Altschuler, Tracey D. Brown, Denis F. Kelly, Thilo Semmelbauer and William H. Shrank ceased to be members of the Company’s board of directors (the “Board”).

On the Effective Date, the members of the Board were appointed in accordance with the Plan and the Confirmation Order. As of the Effective Date, the Board consists of seven directors (with one of the seven seats vacant), including continuing directors Tara Comonte, the Company’s President and Chief Executive Officer, and Julie Bornstein, and the following four new directors (the “new directors”):

•

Eugene I. Davis. Mr. Davis, age 70, is the Chairman and Chief Executive Officer of PIRINATE Consulting Group, LLC, a privately held consulting firm that he founded in 1999 specializing in operational turnarounds and strategic planning advisory services. Over his career, he has acted in executive, board member and advisory roles in managing hundreds of debtor- and creditor-side pre- and post-restructuring assignments involving businesses in various industries. Prior to founding PIRINATE, Mr. Davis reorganized, operated, and managed multiple companies, serving as Chief Operating Officer of

Total-Tel Communications, Inc., Vice Chairman and CEO of Sport Supply Group, Inc. and Vice Chairman and President of Emerson Radio Corporation. He also practiced law as a partner, shareholder and head of the Corporate & Securities practice at Holmes, Millard & Duncan, P.C., as a partner at Arter & Hadden LLP, and as an associate at Akin Gump Strauss Hauer & Feld LLP. Prior to that, Mr. Davis was an attorney and negotiator at oil and gas companies. Mr. Davis earned a B.A. in International Politics from Columbia College, a Master’s in International Affairs from the School of International Affairs at Columbia University, and a J.D. from Columbia University School of Law. Mr. Davis is a director of Fossil Group, Inc. and Spirit Aviation Holdings, Inc. He was previously a director of Aeromexico Group, Babylon Holdings Limited, Bluestem Group Inc., F45 Training Holdings Inc., GTT Communications, Inc., Hawks Acquisition Corp, Hycroft Mining Holding Corporation, Loyalty Ventures Inc., MediaMath Holdings, Inc., Parker Drilling Company, PGX Holdings, Inc., Skillsoft Corp., Verso Corporation, and VICI Properties Inc. Mr. Davis serves as Chairman of the Board and on the Board’s Audit Committee, Compensation and Benefits Committee and Nominating and Corporate Governance Committee.

•

J. Carney Hawks. Mr. Hawks, age 50, was a Founding Partner of Brigade Capital Management, a multi-billion-dollar asset management firm, from its inception in 2007 until his retirement from the company in December 2019. At Brigade, he was head of Special Situations, sat on the firm’s Investment Committee and managed two energy-focused funds for the firm. Prior to Brigade, he was a Managing Director at Mackay Shields in its High Yield Group from 1998 to 2005. Mr. Hawks holds a B.S. in Commerce from the University of Virginia. He is a director of Ferrellgas Partners, L.P. and also serves as a director of the formerly publicly traded company Invacare Holdings Corporation. Mr. Hawks previously served as the Chairman of the Board of Directors and Chief Executive Officer of Hawks Acquisition Corp and as a director of Extraction Oil & Gas, Inc. (now Civitas Resources, Inc.). Mr. Hawks serves on the Board’s Audit Committee and Compensation and Benefits Committee.

•

Michael Mason. Mr. Mason, age 59, spent his career at Eli Lilly and Company, a global pharmaceutical company. Most recently, he served as Executive Vice President and President of Lilly Diabetes and Obesity from January 2020 to January 2024. Prior to that, he held multiple other leadership positions at Lilly, including Senior Vice President, Global Insulin Business Unit in 2019, Vice President, U.S. Diabetes Business Unit from 2013 to 2018, President, Lilly Canada from 2011 to 2013, and Vice President, U.S. Neuroscience Business Unit Leader from 2009 to 2011. He also held various roles at Lilly in product development, marketing, supply chain and research and development, between 1989 and 2009. Mr. Mason received a B.S. in Chemical Engineering from Purdue University. Mr. Mason serves on the Board’s Nominating and Corporate Governance Committee.

•

Nikolaj Sjoqvist. Mr. Sjoqvist, age 53, has been the Managing Member of Katalyst Advisory LLC, a firm providing operational advice to investment management firms, boards of directors and management teams on creating value, since 2023. He previously served as Senior Vice President & Chief Digital Officer at Waste Management, Inc., a leading provider of comprehensive environmental solutions, from 2017 to 2022, and as Vice President of Revenue Management from 2012 to 2017. Prior to that, he served as an Associate Principal in the Marketing & Sales practice at McKinsey & Company, a global management consulting firm, from 2007 to 2012. Mr. Sjoqvist held various roles in Europe and the United States from 1996 to 2006 at Compaq Computer and then Hewlett-Packard following its acquisition of Compaq. He began his career in corporate finance and audit roles at Price Waterhouse. Mr. Sjoqvist holds a B.A. in Business Studies from Oxford Brookes University and an M.B.A. from the Kellogg School of Management at Northwestern University. Mr. Sjoqvist serves on the Board’s Audit Committee and Nominating and Corporate Governance Committee.

Each new director qualifies as an “independent director” under Nasdaq listing standards. Each new director will receive the Company’s standard cash compensation provided to the Company’s non-employee directors for service on the Board (which currently consists of an annual cash retainer of $90,000 for service on the Board and additional cash retainers for committee service or service as chairman of the Board, in each case, payable quarterly), as described further in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 21, 2025. Such amounts shall be prorated with respect to fiscal 2025 based on the new directors’ time of service on the Board and its committees during fiscal 2025. Following the Effective Date, it is expected that the Board will establish a new equity compensation program for non-employee directors pursuant to which non-employee directors will be compensated. Except as described herein, there were no arrangements or understandings pursuant to which the new directors were elected as directors, and there are no related party transactions between the Company and the new directors reportable under Item 404(a) of Regulation S-K.

Management Incentive Plan

The Plan contemplates that, on or after the Effective Date, the Board shall be authorized to adopt and institute a management incentive plan (the “MIP”), providing for the issuance of equity or equity-based awards equal to up to 10% of the shares of Common

Stock. On June 24, 2025, in accordance with the Plan, the Board approved the WW International, Inc. 2025 Stock Incentive Plan (the “2025 Plan”). The 2025 Plan authorizes (i) 1,000,000 shares of Common Stock for use with respect to awards under the 2025 Plan, subject to adjustment as provided in the 2025 Plan, and (ii) awards in the form of option, stock appreciation rights, restricted stock, restricted stock units and other stock-based and cash awards (including performance-based awards) to eligible participants, which include employees, directors and other services providers of the Company. The 2025 Plan is administered by the Compensation Committee of the Board and has a term of ten years from the date of approval by the Board. A copy of the 2025 Plan is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Plan, the Company amended and restated its articles of incorporation (the “Articles”) and bylaws (the “Bylaws”), each of which became effective on the Effective Date.

Amended and Restated Articles of Incorporation

The Articles authorizes the Company to issue up to 1,000,000,000 shares of Common Stock and up to 250,000,000 shares of preferred stock, no par value (“Preferred Stock”).

Set forth below are the principal changes to the Articles:

Preferred Stock. The Articles grant the Board the power to fix the relative rights and preferences of any class of shares of Preferred Stock by resolution and adoption of an amendment to the Articles.

Board of Directors. The Articles provide for one class of directors. The directors are to be elected to serve terms expiring at the next annual meeting of shareholders. Subject to the rights of holders of any Preferred Stock and any limitations set forth in the Virginia Stock Corporation Act, (i) directors may be removed with or without cause by the affirmative vote of a majority of the voting power of the stock outstanding and entitled to vote thereon and (ii) any vacancies in the Board may be filled by the Board or by the shareholders entitled to vote on the election of directors.

The Articles further provide that (a) in an uncontested election of directors, directors shall be elected by a majority of the votes cast by shares entitled to vote in the election and (b) in a contested election of directors, directors shall be elected by a plurality of the votes cast by shares entitled to vote in the election.

Amendments to the Bylaws. The Articles permit amendments to the Bylaws to be approved by either the Board or a majority of the then outstanding shares of stock entitled to vote generally in the election of directors.

Special Stockholder Meetings. The Articles provide that a special meeting of the shareholders may be called by order of the Board, the chairman of the Board or the President of the Company or upon the written request of 25% of the then outstanding shares of stock entitled to vote generally in the election of directors.

Exclusive Forum. The Articles provide that, unless the Company selects or consents in writing to the selection of an alternative forum, the United States District Court for the Eastern District of Virginia (or, if the United States District Court for the Eastern District of Virginia lacks subject matter jurisdiction, another state or federal court located within the Commonwealth of Virginia) is the sole and exclusive forum for certain shareholder derivative or state corporate law claims, and that the federal district courts of the United States are the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

Bylaws

Set forth below are the principal changes to the Bylaws:

Special Meetings. The Bylaws provide that for a special meeting of the shareholders to be called by the chairman of the Board or the Secretary of the Company upon written request of the shareholders, the shareholder must have given timely notice thereof in writing to the Secretary of the Company, which notification must:

•	state the business (including the identity of nominees for election as a director, if any) proposed to be acted on at the meeting;

•	bear the date of signature of each such person (or duly authorized agent) submitting the special meeting request;

•	contain the information required by the Bylaws with respect to any director nominations or other business proposed to be presented at the special meeting;

•	include documentary evidence that the requesting persons own the requisite percent as of the record date for such special meeting; and

•	be delivered to the Secretary at the principal executive offices of the Company, by hand or by certified or registered mail, return receipt requested, within 60 days after the ownership record date.

The Bylaws provide that the date, time and place of the special meeting shall be fixed by the Board and the date of the special meeting shall not be more than 45 days after the date on which the Board fixes the date of the special meeting. A special meeting request shall not be valid, and the Company shall not call a special meeting if, among other things, the special meeting request is delivered during the period commencing 90 days prior to the first anniversary of the preceding year’s annual meeting and ending on the date of the next annual meeting of shareholders.

Advance Notice Requirements. The Bylaws establish an advance notice procedure with respect to certain matters, including nominations of persons for election as directors and shareholder proposals, to be brought before an annual meeting of shareholders. The Bylaws set forth various informational requirements that must be followed in connection with submitting director nominations and any other business for consideration at a shareholders meeting. The Bylaws provide that to be timely notice must be given, either by personal delivery or by United States mail, postage prepaid, to, and received by, the Secretary of the Company (i) not less than 90 days nor more than 120 days before the first anniversary of the date of the filing of the Company’s proxy statement in connection with the last annual meeting or shareholders or (ii) if no annual meeting was held in the previous year or the date of the applicable meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, not less than 60 days before the date of the applicable annual meeting.

Minimum Size of Board. The Bylaws establish that the number of directors on the Board may be increased to any number, not more than 15 directors, or decreased to any number, not fewer than five directors, by resolution of the Board.

Record Date. For the purpose of making shareholder determinations (including, but not limited to, determining shareholders entitled to notice of, or to vote at, any meeting of shareholders (or any adjournment thereof)), the Board may fix in advance a record date that is not more than 60 nor less than 10 days prior to the date on which the particular action requiring such determination of shareholders is to be taken.

The foregoing summaries of the principal changes to each of the Articles and Bylaws do not purport to be complete and are subject to, and qualified in their entirety by, the full text of the Articles and the Bylaws, which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference. In addition, marked copies of the Articles and Bylaws showing all changes from the respective prior versions are attached hereto as Exhibits 3.3 and 3.4, respectively.

Fiscal Year End Change

On June 23, 2025, the Board approved changing the Company’s previous 52- or 53-week fiscal year ending on the Saturday closest to December 31 to a fiscal year coincident with the calendar year. The Company’s 2025 fiscal year that began on December 29, 2024 will end on December 31, 2025 and fiscal years 2026 and beyond will begin on January 1 and end on December 31 of the applicable year. The Company’s Quarterly Report on Form 10-Q for the second quarter of fiscal 2025 will now cover the period from March 30, 2025 to June 30, 2025; and the Company’s Quarterly Report on Form 10-Q for the third quarter of fiscal 2025 will now cover the period from July 1, 2025 to September 30, 2025. The Company’s quarterly results for subsequent fiscal years will be for quarterly periods ending March 31, June 30 and September 30 of each year. The Company is not required to file a transition report with respect to this change.

Forward-Looking Statements

This Current Report on Form 8-K includes “forward-looking statements,” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, any statements about our plans, strategies, objectives, initiatives, roadmap and prospects. We generally use the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend,” “aim” and similar expressions in this Current Report on Form 8-K to identify forward-looking statements. We have based these forward-looking statements on our current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements, include, but are not limited to, statements related to the Financial Reorganization described above, including the Company’s ability to realize the intended benefits of the Financial Reorganization. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things, the risks and uncertainties identified under “Risk Factors” in Part I, Item 1A of the Company’s Annual Report on Form 10-K for the fiscal year ended December 28, 2024 and the section entitled “Risk Factors” in Part II, Item 1A of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 29, 2025. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those identified herein, could cause our results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, we do not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of the filing of this Current Report on Form 8-K or to reflect the occurrence of unanticipated events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

2.1	Confirmation Order, dated June 17, 2025 (incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed on June 18, 2025)

2.2	First Amended Joint Prepackaged Plan of Reorganization, dated May 30, 2025 (incorporated by reference to Exhibit 99.1 of the Company’s Current Report on Form 8-K, filed on June 2, 2025)

3.1	Third Amended and Restated Articles of Incorporation of WW International, Inc.

3.2	Amended and Restated Bylaws of WW International, Inc.

3.3	Third Amended and Restated Articles of Incorporation of WW International, Inc. (marked to show amendments)

3.4	Amended and Restated Bylaws of WW International, Inc. (marked to show amendments)

10.1	Senior Secured Credit Agreement, dated as of June 24, 2025, among WW International, Inc., as borrower, the lenders party thereto and Wilmington Savings Fund Society, FSB, as administrative agent

10.2	WW International, Inc. 2025 Stock Incentive Plan

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

By:	/s/ Felicia DellaFortuna
	Name:	Felicia DellaFortuna
	Title:	Chief Financial Officer

Date: June 25, 2025